                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  JUNE 17, 1998





                           J&L SPECIALTY STEEL, INC.
             (Exact name of registrant as specified in its charter)

                       Commission file number 1-11126-60


               PENNSYLVANIA                              25-1564186
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation of organization)



P.O. BOX 3373
ONE PPG PLACE, PITTSBURGH, PA                            15230-3373
(Address of principal executive offices)                 (Zip code)


                                  412-338-1600
              (Registrant's telephone number, including area code)

Item 5    Other Events

         On June 10, 1998, the Company filed Antidumping Duty and Countervailing Duty Petitions with the International Trade Commission of the U.S. Department of Commerce and the U.S. International Trade Commission regarding stainless sheet and strip in coils, requesting that countervailing duties be imposed on Italy and South Korea and that anti-dumping duties be imposed on Germany, Italy, Japan, Mexico, South Korea, Taiwan and the United Kingdom.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   J&L SPECIALTY STEEL, INC.
                                   (Registrant)



                                   /s/ KIRK F. VINCENT
                                   ------------------------------------------
                                   Kirk F. Vincent
                                   Executive Vice President, Finance and
                                   Administration and Chief Financial Officer
                                   (Principal financial officer and duly
                                   authorized signatory)


Dated: June 17, 1998



                                       3